UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 26, 2005

EQUITY ONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.

1600 NE Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 947-1664

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01    Entry into a Material Definitive Agreement.

    On May 26, 2005, Equity One executed an employment agreement with Alan Merkur, the Company’s Senior Vice President and Director of Transactions. On May 31, 2005, Equity One executed an employment agreement with David Briggs, the Company’s Vice President, Chief Accounting Officer and Treasurer. Copies of the employment agreements are attached to this report on Form 8-K as Exhibits 10.1 and 10.2, respectively, each of which is incorporated by reference into this report.

Item 9.01     Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Not applicable

(b)    Pro Forma Financial Information.

Not applicable

(c)    Exhibits

10.1 —Employment Agreement dated as of May 26, 2005 between Equity One, Inc. and Alan Merkur.

10.2 — Employment Agreement dated as of May 31, 2005 between Equity One, Inc. and David Briggs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       EQUITY ONE, INC.

Date:  May 31, 2005                        By:   /s/ Howard M. Sipzner
 Howard M. Sipzner
 Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title

10.1	Employment Agreement dated as of May 26, 2005 between Equity One, Inc. and Alan Merkur.
10.2	Employment Agreement dated as of May 31, 2005 between Equity One, Inc. and David Briggs.